FOURTEENTH AMENDMENT TO PROMISSORY NOTES

This FOURTEENTH AMENDMENT TO PROMISSORY NOTES, dated as of February 10, 2012, but effective as of January 30, 2012 (this "**Amendment**"), is made by and among GROEN BROTHERS AVIATION, INC., a Utah corporation (the "**Company**"), and WESTFORD SPECIAL SITUATIONS MASTER FUND, L.P., a Cayman Islands exempted limited partnership ("**Lender**").

WHEREAS, Lender holds certain Promissory Notes of the Company (as amended, modified, supplemented or restated from time to time, the "**Notes**") as set forth on Schedule A attached hereto, issued on the dates stated therein and issued (i) in satisfaction of the accrued and unpaid dividends through October 9, 2008 in respect of outstanding shares of the Company's Series B 15% Cumulative Non-Voting Preferred Stock ("**Series B Stock**") owned by the Lender (the "**Dividends**") and (ii) pursuant to that certain Note Purchase Agreement, dated as of October 9, 2008, among the Company, the Lender, and Epsilon Global Master Fund LP (as amended, modified, supplemented or restated from time to time, the "**Note Purchase Agreement**");

WHEREAS, effective July 1, 2009 Lender assigned a portion of certain of the Notes to certain of its affiliates, and in connection with such assignment the Company reissued Notes to Lender reflecting the interests retained by Lender; and

WHEREAS, Lender has agreed to extend the maturity date of each of the Notes.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree as follows:

1. Definitions. Each capitalized term used and not defined herein has the meaning assigned thereto in the applicable Note.

2. Amendment. Effective as of the date hereof, the Maturity Date of each of the Notes (copies of which are attached hereto as Exhibit A) is hereby extended to March 31, 2012.

3. General. The foregoing Amendment is limited as provided herein and does not extend to any other provisions of any Note not specified herein or to any other matter. Each Note as amended hereby is ratified and confirmed and shall continue in full force and effect. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument. This Amendment shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Lender and its successors and assigns.

4. Governing Law and Dispute Resolution. This Amendment shall be deemed a contract made under the internal laws of the State of New York and all disputes, claims or controversies arising out of this Amendment, or the negotiation, validity or performance hereof or the transactions contemplated herein, shall be construed under and governed by the laws of such state, without giving effect to its conflicts of laws principles.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment on the date first written above but effective as of January 30, 2012.

COMPANY:

GROEN BROTHERS AVIATION, INC.

By: ______________________________

Name: David Groen

Title: President & CEO

Address:

2640 West California Avenue, Suite A
Salt Lake City, Utah 84104
ATT: David Groen
Fax: (801) 973-4027

LENDER:

WESTFORD SPECIAL SITUATIONS MASTER FUND, L.P.

By: Westford Global Asset Management Ltd.
Its: General Partner

By: ______________________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland
Facsimile: +41 21 966 79 22

SCHEDULE A

PROMISSORY NOTES

NOTES:

Holder	***Principal Amount***	***Date of Issue***
Westford Special Situations Master Fund, L.P.	$20,458,009.44	July 1, 2009
Westford Special Situations Master Fund, L.P.	$482,460.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$194,480.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$201,960.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$183,260.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$22,440.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$325,380.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$160,072.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$163,064.00	July 1, 2009
Westford Special Situations Master Fund, L.P.	$165,000.00	July 21, 2009
Westford Special Situations Master Fund, L.P.	$220,000.00	August 6, 2009
Westford Special Situations Master Fund, L.P.	$170,000.00	September 15, 2009
Westford Special Situations Master Fund, L.P.	$180,000.00	October 13, 2009
Westford Special Situations Master Fund, L.P.	$340,000.00	December 1, 2010
Westford Special Situations Master Fund, L.P.	$235,000.00	January 11, 2011
Westford Special Situations Master Fund, L.P.	$220,000.00	February 22, 2011
Westford Special Situations Master Fund, L.P.	$520,000.00	May 17, 2011
Westford Special Situations Master Fund, L.P.	$390,000.00	June 30, 2011
Westford Special Situations Master Fund, L.P.	$60,000.00	August 19, 2011
Westford Special Situations Master Fund, L.P.	$150,000.00	October 31, 2011
Westford Special Situations Master Fund, L.P.	$200,000.00	December 30, 2011

EXHIBIT A

PROMISSORY NOTES